UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10423

Seligman Investment Grade Fixed Income Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	9/30

Date of reporting period:	9/30/03

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.
        Annual Report September 30, 2003

Seligman Investment Grade Fixed Income Fund, Inc.

Annual Report September 30, 2003 Seeking a High Level of Current Income Consistent with Prudent Exposure to Risk

Seligman 139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end equity investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Investment Grade Fixed Income Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

For the fiscal year ended September 30, 2003, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 4.94% based on the net asset value of Class A shares (excluding the effects of any sales charge).During the same time period, the Lipper Corporate Debt BBB-Rated Funds Average, posted a total return of 9.87%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 6.51%.

Thank you for your continued support of Seligman Investment Grade Fixed Income Fund, Inc.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President
November 14, 2003

1

Interview With Your Portfolio Manager
Christopher J. Mahony
Q:   How did Seligman Investment Grade Fixed Income Fund, Inc. perform during the fiscal year ended September 30, 2003?

A:  For the one-year period ended September 30, 2003, Seligman Investment Grade Fixed Income Fund, Inc. posted a total return of 4.94% based on the net asset value of Class A shares (excluding the effect of any sales charge). The majority of the Fund’s total return was derived from earnings, with the remainder coming from price appreciation.During the same time, the Lipper Corporate Debt BBB-Rated Funds Average posted a total return of 9.87%, while the US investment-grade bond market, as measured by the Lehman Brothers Government/Credit Index, posted a total return of 6.51%.

Q:   What market conditions and events materially affected the Fund’s performance during the period?

A:   While long-term US Treasury bonds were relatively stable through May 2003, the rate for 10-year US treasury bonds fell to a 40-year low of 3.13% in June before rising sharply at the end of June and July. The rate closed the period at 3.96%. Corporate bonds displayed more volatility throughout the period. At the start of the Fund’s fiscal year, investors were concerned that news of more corporate accounting scandals would surface and that this issue would plague even well-regarded corporations, negatively impacting the value of their bonds. These worries pushed corporate bond yields higher, and resulted in a historically wide yield spread between corporate bonds and US Treasuries in October 2002. Even yields for the bonds of highly rated and well-established companies moved higher.The Fund had recently increased its weighting in these bonds, and rising yields on these bonds negatively impacted their value.This had an adverse effect on the Fund’s performance. However, from November 2002 through June 2003, yields for corporate bonds fell significantly, and spreads between these bonds and US Treasuries have since been more consistent with their historical aver-ages.This benefited the Fund since the Fund had increased its weighting in lower-rated corporate bonds, and these bonds increased in price during this time.

Q:   What investment strategies or techniques materially affected the Fund’s performance during the period?

A:   At the beginning of the Fund’s fiscal year, we expected the US economy to recover within a short period of time. For this reason, the Fund was overweighted in corporate bonds, which typically deliver strong performances during the early phases of recovery. Unfortunately, even the value of the high-quality corporate bonds the Fund owned decreased as a result of the accounting scandals, and the Fund’s performance suffered as a result of the overweighting during that time.

 At the end of calendar-year 2002 and into the beginning of 2003, it appeared that the worst of the scandals was over and spreads between corporate-bond and US-Treasury yields began to tighten, reflecting the fact that the market perceived reduced risks within the corporate bond market.At this time, the Fund increased its weighting in lower-rated corporate bonds, which we believed would deliver strong performance, both with respect to yield and price. This change in positioning benefited the Fund as lower-rated corporate bonds increased in value to a greater degree than those with higher ratings during the first calendar quarter of 2003.

2

Interview With Your Portfolio Manager
Christopher J. Mahony
As the first calendar quarter of 2003 came to a close, we believed corporate bonds were unlikely to increase significantly in value. In particular, in the event the economic recovery was weak or delayed, we felt lower-rated corporate bonds would . suffer. The Fund thus reduced its weighting in lower-rated corporate bonds in favor of mortgages, which provide a yield advantage over US Treasuries. While mortgages did deliver strong performances relative to Treasuries since March, they underperformed lower-rated corporate bonds. Finally, as we expected interest rates to rise, the Fund’s duration was significantly shortened, making the Fund less susceptible to declines in value resulting from increases in interest rates.
_______________

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Investment Grade Fixed Income Fund, Inc. is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research profes-sionals who identify primarily long-term bonds issued or guaran-teed by the US government, its agencies, and instrumentalities in order to seek high current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

3

Performance Overview

This chart compares a $10,000 hypothetical investment made in Seligman Investment Grade Fixed Income Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 5% contingent deferred sales charge ("CDSC") for Class B shares, with the initial 1% maximum sales charge and CDSC for Class C shares, and with the 1% CDSC for Class D shares to a $10,000 investment made in the Lehman Brothers Government/Credit Index (the "Lehman Index") and the Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") since the commencement of operations on October 1, 2001, through September 30, 2003.Calculations assume the reinvestment of distributions.The Lehman Index excludes the effect of taxes, fees, and sales charges. The Lipper Average excludes the effect of taxes and sales charges. Past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. The performances of Class I and Class R shares, which commenced on later dates, are not shown in this chart but are included in the table on page 5.

The performances of Class I and Class R shares will differ from the performance shown for Class A, Class B, Class C, and Class D shares, based on the differences in sales charges and fees paid by shareholders.

4

Performance Overview

Investment Results

Total Returns
For the Periods Ended September 30, 2003

			Average Annual

Class A **	Class R Since Inception 4/30/03 *	Six Months *	One Year	Class A, B, C and D Since Inception 10/1/01	Class I Since Inception 11/30/01

With Sales Charge	n/a	(1.75)%	(0.05)%	3.63%	n/a
Without Sales Charge	n/a	3.19	4.94	6.22	n/a
Class B **

With CDSC ††	n/a	(2.18)	(0.83)	3.52	n/a
Without CDSC	n/a	2.82	4.17	5.43	n/a
Class C **

With Sales Charge and CDSC ‡	n/a	0.86	2.21	4.92	n/a
Without Sales Charge and CDSC	n/a	2.82	4.17	5.43	n/a
Class D **

With 1% CDSC	n/a	1.82	3.17	n/a	n/a
Without CDSC	n/a	2.82	4.17	5.43	n/a
Class I **	n/a	3.38	5.26	n/a	6.81%

Class R **

With 1% CDSC	0.98%	n/a	n/a	n/a	n/a
Without CDSC	1.98	n/a	n/a	n/a	n/a
Lehman Brothers Government/Credit Index †	1.91	3.00	6.51	7.85	8.09

Lipper Corporate Debt BBB-Rated Funds Average †	2.55	4.48	9.87	7.45	7.37

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that investors may pay on Fund distri- butions or on the redemption of Fund shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

				Dividend, Capital Gain and Yield Information Per Share
Net Asset Value Per Share				For the Year Ended September 30, 2003

	9/30/03	3/31/03	9/30/02	Dividends ø	Capital Gain ø	Yield øø

Class A	$7.48	$7.35	$7.41	$0.222	$0.063	2.00%
Class B	7.48	7.35	7.41	0.168	0.063	1.36
Class C	7.48	7.35	7.41	0.168	0.063	1.35
Class D	7.48	7.35	7.41	0.168	0.063	1.37
Class I	7.48	7.35	7.41	0.244	0.063	2.45
Class R	7.48	n/a	n/a	0.086	n/a	2.08

Weighted Average Maturity			11.53 years

See footnotes on page 6.

5

Performance Overview

*	Returns for periods of less than one year are not annualized.
**
Return figures reflect any change in price per share and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

†
The Lipper Average and the Lehman Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average is an index of mutual funds that invest primarily in corporate and government debt issues rated in the top four grades. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s). The Lipper Average excludes the effect of taxes and sales charges and the Lehman Index excludes the effect of taxes, fees and sales charges. Investors cannot invest directly in an average or index.

††	The CDSC is 5% for periods of one year or less and 4% since inception.
‡	The CDSC is 1% for periods of 18 months or less.
ø	Represents per share amount paid or declared for the year ended September 30, 2003.
øø
Current yield, representing the annualized yield for the 30-day period ended September 30, 2003, has been computed in accordance with SEC regulations and will vary. During the period, the Manager reimbursed expenses of each class. Without these reimbursements, the yields would have been as follows:

Class A	Class B	Class C	Class D	Class I	Class R

1.02%	0.34%	0.31%	0.32%	2.29%	1.93%

6

Portfolio of Investments
September 30, 2003

	Principal Amount	Value
US Government and Government Agency Securities 62.4%

US Government Securities 28.3%

US Treasury Bonds:
5.375%, 2/15/2031	$1,405,000	$1,508,180
US Treasury Notes:
6.5%, 10/15/2006	200,000	226,594
3%, 11/15/2007	1,245,000	1,271,019
3.25%, 8/15/2008	4,345,000	4,436,992
3.875%, 2/15/2013	255,000	254,960

Total US Government Securities (Cost $7,486,578)		7,697,745

Government Agency Securities ø 11.7%

FHLMC:
3.75%, 8/15/2007	310,000	321,462
4.75%, 10/11/2012	210,000	210,800
FNMA:
2.5%, 7/16/2007	5,000	4,993
3.5%, 10/15/2007	145,000	146,351

3.25%, 8/15/2008	480,000	483,636
3.75%, 9/15/2008	1,805,000	1,835,653
6.25%, 7/19/2011	50,000	51,701
4.625%, 5/1/2013	135,000	134,440

Total Government Agency Securities (Cost $3,136,160)		3,189,036

Government Agency Mortgage-Backed Securities †ø 22.4%

FHLMC Gold:
4.5%, 11/1/2007	467,633	475,580
5.5%, 6/1/2018	182,308	188,753
6.5%, 7/1/2032	999,815	1,044,324
6%, 12/1/2032	706,838	730,567
5.5%, 4/1/2033	675,558	689,597
5%, 8/1/2033	163,951	164,080

See footnotes on page 10.

7

Portfolio of Investments
September 30, 2003

	Principal Amount	Value
Government Agency Mortgage-Backed Securities (continued)

FNMA:
7%, 7/1/2008	$101,050	$107,649
7%, 2/1/2012	56,378	60,059
6.5%, 5/1/2017	128,928	136,258
6.5%, 5/1/2017	178,586	188,740
5.5%, 2/1/2018	256,453	265,599
6%, 3/1/2018	115,743	120,856
7%, 1/1/2032	189,067	200,163
7%, 5/1/2032	426,426	451,454
6.5%, 7/1/2032	410,940	428,490
6%, 3/1/2033	468,657	483,815
5.5%, 8/1/2033	361,731	369,361

Total Government Agency Mortgage-Backed Securities (Cost $6,116,430)		6,105,345

Total US Government and Government Agency Securities (Cost $16,739,168)		16,992,126

Corporate Bonds 26.6%

Automobiles and Components 1.8%

Delphi 6.5%, 8/15/2013	75,000	77,665
Ford Motor 7.45%, 7/16/2031	220,000	203,456
General Motors 8.25%, 7/15/2023	200,000	209,674

		490,795

Capital Goods 1.7%

General Electric Capital 5%, 2/1/2013	225,000	231,081
Raytheon 5.375%, 4/1/2013	215,000	221,937

		453,018

Chemicals 0.5%

Dow Chemical 6%, 10/1/2012	135,000	142,036

Consumer Durables and Apparel 0.4%

Pulte Homes 6.375%, 5/15/2033	120,000	115,517

Consumer Staples 3.5%

Anheuser-Busch 4.625%, 2/1/2015	55,000	55,577
Coca-Cola Enterprises 4.25%, 9/15/2010	45,000	45,613
General Mills 2.625%, 10/24/2006	520,000	521,655
Kellogg 2.875%, 6/1/2008	340,000	334,302

		957,147

Financials 8.1%

Allstate 6.125%, 12/15/2032	30,000	31,356
Capital One Bank 4.875%, 5/15/2008	260,000	269,592
CIT Group 7.75%, 4/2/2012	175,000	208,035

See footnotes on page 10.

8

Portfolio of Investments
September 30, 2003
	Principal Amount	Value
Financials (continued)

Ford Motor Credit 7.375%, 10/28/2009	$405,000	$432,219
Franklin Resources 3.7%, 4/15/2008	65,000	65,978
General Motors Acceptance 8%, 11/1/2031	155,000	159,664
Goldman Sachs Group 4.75%, 7/15/2013	190,000	188,400
International Lease Finance 5.875%, 5/1/2013	40,000	42,329
J.P. Morgan Chase 5.75%, 1/2/2013	180,000	192,596
Marsh & McLennan 5.875%, 8/1/2033	115,000	115,067
MBNA America Bank 4.625%, 9/15/2008	100,000	105,284
Merrill Lynch 3.7%, 4/21/2008	100,000	101,592
Morgan Stanley Group 5.3%, 3/1/2013	180,000	186,351
US Bank National Association 4.8%, 4/15/2015	105,000	105,554

		2,204,017

Media 1.4%

Time Warner 9.15%, 2/1/2023	295,000	374,646

Retailing 0.8%

Simon Property Group 6.35%, 8/28/2012	130,000	142,534
Toys "R" Us 7.375%, 10/15/2018	80,000	82,267

		224,801

Telecommunication Services 4.3%

AT&T Broadband 9.455%, 11/15/2022	125,000	173,411
AT&T Wireless 7.875%, 3/1/2011	230,000	268,194
Cox Communications 7.75%, 11/1/2010	95,000	113,626
Sprint Capital 8.375%, 3/15/2032	260,000	310,025
Verizon Global Funding 7.75%, 12/1/2030	255,000	307,462

		1,172,718

Transportation 1.2%

CSX 7.95%, 5/1/2027	185,000	228,428
Norfolk Southern 7.25%, 2/15/2031	90,000	104,499

		332,927

Utilities 2.9%

Consolidated Edison 5.875%, 4/1/2033	30,000	30,811
Dominion Resources 6.75%, 12/15/2032	80,000	86,384
Duke Energy 5.3%, 10/1/2015	75,000	76,703
PP&L Capital Funding 8.375%, 6/15/2007	320,000	373,739
Public Service Company of Colorado 5.5%, 4/1/2014	205,000	214,639

		782,276

Total Corporate Bonds (Cost $7,073,781)		7,249,898

See footnotes on page 10.

9

Portfolio of Investments
September 30, 2003

	Principal Amount	Value
Short-Term Holdings 16.9%

Repurchase Agreement 13.2%

State Street Bank and Trust 0.85%, dated 9/30/2003, maturing 10/1/2003 in the amount of $3,600,085, collateralized by: $3,675,000, US Treasury Note 3.0%, 2/29/2004, with a fair market value of $3,711,750	$3,600,000	$3,600,000

US Government Securities 3.7%

US Treasury Bills 0.80%, 10/16/2003	1,005,000	1,004,671

Total Short-Term Holdings (Cost $4,604,671)		4,604,671

Total Investments (Cost $28,417,620) 105.9%		28,846,695

Other Assets Less Liabilities (5.9)%		(1,621,772)

Net Assets 100.0%		$27,224,923

†
Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.

ø	Securities issued by these agencies are neither guaranteed nor insured by the United States Government.
See Notes to Financial Statements.

10

Statement of Assets and Liabilities
September 30, 2003

Assets:

Investments, at value:
Long-term holdings (Cost $23,812,949)	$24,242,024
Short-term holdings (Cost $4,604,671)	4,604,671	$28,846,695
Cash		128,753
Receivable for securities sold		350,813
Interest receivable		199,958
Receivable for Capital Stock sold		119,337
Receivable from the Manager (Note 5)		94,928
Expenses prepaid to shareholder service agent		19,586
Other		30,956

Total Assets		29,791,026

Liabilities:

Payable for securities purchased		2,417,006
Payable for Capital Stock repurchased		56,908
Dividends payable		27,548
Management fees payable		10,980
Distribution and service fees payable		9,526
Accrued expenses and other		44,135

Total Liabilities		2,566,103

Net Assets		$27,224,923

Composition of Net Assets:

Capital Stock, at par ($0.001 par value; 1,000,000,000
shares authorized; 3,641,620 shares outstanding):
Class A		$2,014
Class B		594
Class C		249
Class D		288
Class I		497
Class R		—
Additional paid-in capital		26,256,641
Dividends in excess of net investment income		(76,593)
Accumulated net realized gain		612,158
Net unrealized appreciation of investments		429,075

Net Assets		$27,224,923

Net Asset Value Per Share:

Class A ($15,055,277 ÷ 2,013,802 shares)		$7.48
Class B ($4,441,291 ÷ 594,031 shares)		$7.48
Class C ($1,862,344 ÷ 249,096 shares)		$7.48
Class D ($2,149,044 ÷ 287,460 shares)		$7.48
Class I ($3,715,440 ÷ 497,027 shares)		$7.48
Class R ($1,527 ÷ 204 shares)		$7.48

See Notes to Financial Statements.

11

Statement of Operations
September 30, 2003

Investment Income:

Interest	$860,563

Expenses:

Shareholder account services	190,528
Management fee	116,362
Distribution and service fees	106,049
Registration	90,768
Auditing and legal fees	49,305
Custody and related services	20,141
Shareholder reports and communications	11,636
Directors’ fees and expenses	6,379
Miscellaneous	6,231

Total Expenses Before Reimbursement	597,399

Reimbursement of Expenses (Note 5)	(260,131)

Total Expenses After Reimbursement	337,268

Net Investment Income	523,295

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	731,527
Net change in unrealized appreciation of investments	(9,819)

Net Gain on Investments	721,708

Increase in Net Assets from Operations	$1,245,003

See Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Year Ended September 30,

	2003	2002

Operations:

Net investment income	$523,295	$222,470
Net realized gain on investments	731,527	120,155
Net change in unrealized appreciation of investments	(9,819)	438,894

Increase in Net Assets from Operations	1,245,003	781,519

Distributions to Shareholders:

Dividends from net investment income:
Class A	(332,339)	(151,978)
Class B	(72,904)	(24,826)
Class C	(22,285)	(5,660)
Class D	(29,432)	(15,446)
Class I	(66,324)	(24,560)
Class R	(11)	—

Total	(523,295)	(222,470)

Dividends in excess of net investment income:
Class A	(75,892)	(16,260)
Class B	(20,385)	(3,389)
Class C	(6,324)	(771)
Class D	(8,218)	(2,166)
Class I	(14,272)	(2,978)
Class R	(7)	—

Total	(125,098)	(25,564)

Net realized short-term gain on investments:*
Class A	(91,741)	—
Class B	(23,007)	—
Class C	(4,381)	—
Class D	(9,102)	—
Class I	(13,586)	—

Total	(141,817)	—

Net realized long-term gain on investments:
Class A	(15,292)	—
Class B	(3,835)	—
Class C	(730)	—
Class D	(1,517)	—
Class I	(2,264)	—

Total	(23,638)	—

Decrease in Net Assets from Distributions	(813,848)	(248,034)

(Continued on page 14.)

See footnotes on page 14.

13

Statements of Changes in Net Assets
(Continued)

	Year Ended September 30,

	2003	2002

Capital Share Transactions:

Net proceeds from sales of shares	$8,004,486	$7,240,066
Investment of dividends	516,412	125,912
Exchanged from associated funds	19,803,902	9,323,043
Shares issued in payment of gain distributions	127,441	—

Total	28,452,241	16,689,021

Cost of shares repurchased	(4,857,142)	(2,763,084)
Exchanged into associated funds	(10,271,691)	(1,089,065)

Total	(15,128,833)	(3,852,149)

Increase in Net Assets from Capital Share Transactions	13,323,408	12,836,872

Increase in Net Assets	13,754,563	13,370,357

Net Assets:

Beginning of year	13,470,360	100,003

End of Year (net of dividends in excess of net investment income of $76,593 and $25,564, respectively)	$27,224,923	$13,470,360

*	For tax purposes, these distributions are considered ordinary income.
See Notes to Financial Statements.

14

Notes to Financial Statements

1.   Organization — Seligman Investment Grade Fixed Income Fund, Inc. (the "Fund") was incorporated in the State of Maryland on June 21, 2001 as an open-end, diversified management investment company. The Fund had no operations prior to October 1, 2001 (commencement of operations) other than those related to organizational matters and the sale and issuance to Seligman Advisors, Inc. (the "Distributor") of 14,006 shares of Capital Stock for $100,003 on August 23, 2001.

2.   Multiple Classes of Shares — The Fund offers six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase.

Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase.

Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, and had no transactions other than a sale of 202 shares to Seligman Advisors, Inc. (the "Distributor") for $1,500. Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made with in one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.   Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a.   Security Valuation — Investments in US Government and government agency securities and bonds are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

15

Notes to Financial Statements

b.   Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.   Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on bonds and other debt securities for financial reporting purposes. Dividends receivable and payable are recorded on ex-dividend dates.

d.   Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.   Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

f.    Distributions to Shareholders — Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

4.   Purchases and Sales of Securities — Purchases and sales of securities, excluding US Government and government agency securities and short-term investments, for the year ended September 30, 2003, amounted to $35,332,832 and $30,008,134, respectively; purchases and sales of US Government and government agency securities were $84,758,955 and $76,241,233, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $28,474,685. The tax basis cost was greater than the cost for financial reporting purposes due to tax deferral of losses on wash sales in the amount of $38,628 and the amortization of premiums for financial reporting purposes of $18,437. The tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $416,384 and $44,374, respectively.

5.   Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal

16

Notes to Financial Statements

to 0.50% per annum of the Fund’s average daily net assets. The Manager has contractually undertaken to reimburse the Fund’s expenses, other than management fees and distribution and service fees, that exceed 0.50% per annum of the Fund’s average daily net assets through December 31, 2004. For the year ended September 30, 2003, the amount of expenses reimbursed by the Manager to the Fund was $260,131. At September 30, 2003, the Manager owed the Fund $94,928 relating to the reimbursement.

The Distributor, agent for the distribution of the Fund’s shares, and an affiliate of the Manager, received concessions of $1,288 from sales of Class A shares. Commissions of $8,831 and $11,184 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees monthly to the Fund pursuant to the Plan. For the year ended September 30, 2003, fees incurred under the Plan aggregated $34,293 or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended September 30, 2003, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $41,844, $13,089, and $16,821, respectively. For the period April 30, 2003 to September 30, 2003, fees incurred in respect of Class R shares were $2, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D and Class R shares occurring within one year of purchase. For the the year ended September 30, 2003, such charges amounted to $3,134.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended September 30, 2003, amounted to $1,392.

17

Notes to Financial Statements

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 2003, Seligman Services, Inc. received commissions of $20 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,197 pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $190,528 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volume and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the "Guarantors") have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the "Guaranties"). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of September 30, 2003, the Fund’s potential obligation under the Guaranties is $52,100. As of September 30, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor,
Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at September 30, 2003, of $728 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

6.   Committed Line of Credit — The Fund is a participant in a joint $420 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors currently have limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of participating banks. For the year ended September 30, 2003, the Fund did not borrow from the credit facility.

18

Notes to Financial Statements

7.   Capital Share Transactions — The Fund has authorized one billion shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended		Year Ended
	September 30, 2003		September 30, 2002

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	512,901	$3,758,587	697,316	$4,946,902
Investment of dividends	42,885	315,515	8,941	63,470
Exchanged from associated funds	1,816,143	13,475,803	654,572	4,674,317
Shares issued in payment of gain distribution	11,790	85,125	—	—

Total	2,383,719	17,635,030	1,360,829	9,684,689

Cost of shares repurchased	(427,653)	(3,137,554)	(339,595)	(2,428,809)
Exchanged into associated funds	(874,721)	(6,618,573)	(97,829)	(694,783)
Transferred to Class I	—	—	(754)	(5,315)

Total	(1,302,374)	(9,756,127)	(438,178)	(3,128,907)

Increase	1,081,345	$7,878,903	922,651	$6,555,782

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	48,561	$357,066	21,335	$152,263
Investment of dividends	8,991	66,172	2,266	16,181
Exchanged into associated funds	529,275	3,899,950	423,365	3,028,836
Shares issued in payment of gain distribution	1,651	11,922	—	—

Total	588,478	4,335,110	446,966	3,197,280

Cost of shares repurchased	(111,110)	(817,764)	(12,259)	(87,041)
Exchanged into associated funds	(293,942)	(2,171,962)	(25,502)	(180,598)

Total	(405,052)	(2,989,726)	(37,761)	(267,639)

Increase	183,426	$1,345,384	409,205	$2,929,641

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	162,993	$1,197,432	25,087	$178,921
Investment of dividends	2,778	20,475	703	5,026
Exchanged into associated funds	214,655	1,577,298	77,542	552,324
Shares issued in payment of gain distribution	669	4,834	—	—

Total	381,095	2,800,039	103,332	736,271

Cost of shares repurchased	(56,355)	(414,788)	(10,213)	(72,127)
Exchanged into associated funds	(161,567)	(1,183,150)	(8,596)	(60,152)

Total	(217,922)	(1,597,938)	(18,809)	(132,279)

Increase	163,173	$1,202,101	84,523	$603,992

19

Notes to Financial Statements

	Year Ended September 30, 2003		Year Ended September 30, 2002

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	96,921	$711,804	45,210	$318,922
Investment of dividends	4,838	35,567	2,270	16,126
Exchanged into associated funds	115,463	850,851	150,557	1,067,566
Shares issued in payment of gain distribution	1,345	9,710	—	—

Total	218,567	1,607,932	198,037	1,402,614

Cost of shares repurchased	(49,724)	(367,951)	(18,432)	(130,709)
Exchanged into associated funds	(40,555)	(298,006)	(21,833)	(153,532)

Total	(90,279)	(665,957)	(40,265)	(284,241)

Increase	128,288	$941,975	157,772	$1,118,373

	Year Ended September 30, 2003		November 30, 2001 * to September 30, 2002

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	269,320	$1,978,097	232,630	$1,643,058
Investment of dividends	10,696	78,667	3,519	25,109
Transferred from Class A	—	—	754	5,315
Shares issued in payment of gain distribution	2,195	15,850	—	—

Total	282,211	2,072,614	236,903	1,673,482

Cost of shares repurchased	(15,912)	(119,085)	(6,175)	(44,398)

Increase	266,299	$1,953,529	230,728	$1,629,084

	April 30, 2003 * to September 30, 2003

Class R	Shares	Amount

Net proceeds from sales of shares	202	$1,500
Investment of dividends	2	16
Transferred from Class A	—	—
Shares issued in payment of gain distribution	—	—

Total	204	1,516

Cost of shares repurchased	—	—
Increase	204	$1,516

* Commencement of offering of shares.

20

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance from its inception. Certain information reflects financial results for a single share of Capital Stock of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

	Class A		Class B

	Year Ended September 30,		Year Ended September 30,

	2003	2002	2003	2003

Per Share Data:

Net Asset Value, Beginning of Year	$7.41	$7.14	$7.41	$7.14

Income from Investment Operations:
Net investment income	0.18	0.23	0.13	0.17
Net realized and unrealized gain on investments	0.17	0.29	0.17	0.30

Total from Investment Operations	0.35	0.52	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.18)	(0.23)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.04)	(0.02)	(0.04)	(0.02)
Distributions from net realized capital gain	(0.06)	—	(0.06)	—

Total Distributions	(0.28)	(0.25)	(0.23)	(0.20)

Net Asset Value, End of Year	$7.48	$7.41	$7.48	$7.41

Total Return:	4.94%	7.48%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$15,055	$6,906	$4,441	$3,041
Ratio of expenses to average net assets	1.25%	1.25%	2.00%	2.00%
Ratio of net income to average net assets	2.46%	3.18%	1.71%	2.43%
Portfolio turnover rate	508.53%	253.47%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	2.50%	5.52%	3.25%	6.27%
Ratio of net income (loss) to
average net assets	1.21%	(1.09)%	0.46%	(1.85)%

See footnote on page 23.

21

Financial Highlights

	Class C		Class D

	Year Ended September 30,		Year Ended September 30,

	2003	2002	2003	2002

Per Share Data:

Net Asset Value, Beginning of Year	$7.41	$7.14	$7.41	$7.14

Income from Investment Operations:
Net investment income	0.13	0.17	0.13	0.17
Net realized and unrealized gain on investments	0.17	0.30	0.17	0.30

Total from Investment Operations	0.30	0.47	0.30	0.47

Less Distributions:

Dividends from net investment income	(0.13)	(0.18)	(0.13)	(0.18)
Dividends in excess of net investment income	(0.04)	(0.02)	(0.04)	(0.02)
Distributions from net realized capital gain	(0.06)	—	(0.06)	—

Total Distributions	(0.23)	(0.20)	(0.23)	(0.20)

Net Asset Value, End of Year	$7.48	$7.41	$7.48	$7.41

Total Return:	4.17%	6.69%	4.17%	6.69%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,862	$636	$2,149	$1,179
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%
Ratio of net income to average net assets	1.71%	2.43%	1.71%	2.43%
Portfolio turnover rate	508.53%	253.47%	508.53%	253.47%
Without expense reimbursement:†
Ratio of expenses to average net assets	3.25%	6.27%	3.25%	6.27%
Ratio of net income (loss) to average net assets	0.46%	(1.85)%	0.46%	(1.85)%

See footnote on page 23.

22

Financial Highlights

	Class I		Class R

	Year Ended 9/30/03	11/30/01 ** to 9/30/02	4/30/03 ** to 9/30/03

Per Share Data:

Net Asset Value, Beginning of Period	$7.41	$7.13	$7.42

Income from Investment Operations:
Net investment income	0.20	0.20	0.06
Net realized and unrealized gain on investments	0.17	0.30	0.09

Total from Investment Operations	0.37	0.50	0.15

Less Distributions:
Dividends from net investment income	(0.20)	(0.20)	(0.06)
Dividends in excess of net investment income	(0.04)	(0.02)	(0.03)
Distributions from net realized capital gain	(0.06)	—	—

Total Distributions	(0.30)	(0.22)	(0.09)

Net Asset Value, End of Period	$7.48	$7.41	$7.48

Total Return:	5.26%	7.19%	1.98%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$3,715	$1,709		$2
Ratio of expenses to average net assets	1.00%	1.00	%*	1.50	%*
Ratio of net income to average net assets	2.71%	3.37	%*	1.94	%*
Portfolio turnover rate	508.53%	253.47	%††	508.53	%†††
Without expense reimbursement: †
Ratio of expenses to average net assets	1.08%	5.10	%*	1.69	%*
Ratio of net income (loss) to average net assets	2.63%	(0.73	)%*	1.75	%*

*	Annualized.
**	Commencement of offering of shares.
†	The Manager has agreed to reimburse certain expenses of the Fund.
††	For the year ended September 30, 2002.
†††	For the year ended September 30, 2003.
See Notes to Financial Statements.

23

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Investment Grade Fixed Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Investment Grade Fixed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Investment Grade Fixed Income Fund, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.
.
DELOITTE & TOUCHE LLP
New York, New York
November 14, 2003

24

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Robert B. Catell (67) [3],[4] Director: May 2003 to Date Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer of KeySpan Corporation (diversified energy, gas and electric company); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (except Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., and The Houston Exploration Company (oil and gas exploration, development and production companies); Edison Electric Institute, New York State Energy Research and Development Authority, Independence Community Bank, Business Council of New York State, Inc., New York City Partnership, and the Long Island Association (business and civic organizations).

John R. Galvin (74) [2,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance), and a Trustee of the Institute for Defense Analysis. From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68) [3,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company and Jeannette K.Watson Summer Fellowships (summer internships for college students).

Frank A. McPherson (70) [3,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (oil and gas exploration and production); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and Director of the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 28.

25

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John E. Merow (73) [3,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufactur-ers of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

Betsy S. Michel (61) [2,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international education and training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Leroy C. Richie (62) [2,4] Director: 2001 to Date Oversees 60 Portfolios in Fund Complex
Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.(library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc.(oil and gas services and exploration); Director and Chairman, Highland Park Michigan Economic Development Corp. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.; and Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.(applied coating technologies); and Vice President and General Counsel, Automotive Legal Affairs, of Chrysler Corporation.

Robert L. Shafer (71) [3,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc.(pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68) [2,4] Director: 2001 to Date Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc.(a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc.(manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 28.

26

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund, Inc. is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65) * [1] Director and Chairman of the Board: 2001 to Date Oversees 61 Portfolios in Fund Complex
Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51) * [1] Director and President: 2001 to Date Chief Executive Officer: 2002 to Date Oversees 61 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the invest-ment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Paul C. Guidone (45) * [1] Director: 2002 to Date Oversees 60 Portfolios in Fund Complex
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Director or Trustee of each of the investment companies of the Seligman Group of Funds (except Seligman Cash Management Fund, Inc.)†; Member of the Association of Investment Management and Research, the New York Society of Security Analysts and the London Society of Investment Professionals.Formerly, Deputy Chairman and Group Chief Executive Officer, HSBC Asset Management; and Managing Director and Chief Investment Officer, Prudential Diversified Investments.

Christopher J. Mahony (40) Vice President and Portfolio Manager: 2001 to Date
Vice President and Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Seligman Investment Grade Fixed Income Fund, Inc., Seligman Cash Management Fund, Inc., Seligman U.S. Government Securities Series, Inc., a series of Seligman High Income Fund Series, and Seligman Bond Portfolio and Seligman Cash Management Portfolio, two portfolios of Seligman Portfolios, Inc.

See footnotes on page 28.

27

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Investment Grade Fixed Income Fund, Inc. is set forth below.

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Thomas G. Rose (45) Vice President: 2001 to Date
Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds †, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

Lawrence P. Vogel (47) Vice President and Treasurer: 2001 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (38) Secretary: 2001 to Date
Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø
The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*
Mr. Morris, Mr. Zino, and Mr. Guidone are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1	Executive Committee
	2	Audit Committee
	3	Director Nominating Committee
	4	Board Operations Committee

28

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29

Manager
LLP  J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue • New York, NY 10017
www.seligman.com
(on-line account information available)

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche

For More Information

Important Telephone Numbers
(800) 221-2450           Shareholder Services
(800) 445-1777           Retirement Plan Services
(212) 682-7600           Outside the United States
(800) 622-4597           24-Hour Automated Telephone Access Service

This report is intended only for the information of sharehold-ers or those who have received the offering prospectus cover-ing shares of Capital Stock of Seligman Investment GradeFixed Income Fund, Inc., which contains information about the sales charges, management fee, and other costs.  Please read carefully before investing or sending money.

ITEM 2. CODE OF ETHICS.
As of September 30, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

FORM N-CSR

ITEM 10. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 2, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	December 2, 2003

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	December 2, 2003

SELIGMAN INVESTMENT GRADE FIXED INCOME FUND, INC.

EXHIBIT INDEX:

Item 10(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

Item 10(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

Item 10(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.